SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              September 13, 1999
_______________________________________________
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ______________________
                             Commission File Number


                 Ohio                                  31-0987416
______________________________________________       _______________________
(State or other jurisdiction of incorporation)       (I.R.S. Employer
                                                      Identification Number)

          138 Putnam Street
    P.O. Box 738, Marietta, Ohio                       45750
________________________________________             __________
(Address of principal executive offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)


                           Index to Exhibits on page 3


Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On September 13, 1999, Peoples Bancorp Inc. announced plans of one of its subsidiaries, The Peoples Banking and Trust Company ("Peoples Bank"), to introduce Peoples OnLine Connection, an Internet-based electronic banking system. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits.

EXHIBIT NUMBER        DESCRIPTION
______________        ______________________________________
99                    News Release issued September 13, 1999

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  September 13, 1999                  PEOPLES BANCORP INC.
                                           ____________________
                                           Registrant



                                   By: /S/ ROBERT E. EVANS
                                           Robert E. Evans
                                           President and Chief Executive Officer




                                INDEX TO EXHIBITS


Exhibit Number         Description                               Page
______________         ______________________________________    ______
     99                News Release issued September 13, 1999    4 - 5